SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) June 16, 1997

                   BALCOR COLONIAL STORAGE INCOME FUND - 85
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              (Exact Name of Registrant as Specified in Charter)


Illinois                                     0-14340
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State or other jurisdiction                  Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                        36-3338930
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Address of principal                         I.R.S. Employer
executive offices                            Identification
                                             Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Balcor Storage Partners - 85 ("Balcor"), in its capacity as a general partner of the Registrant, has executed an Agreement of Sale dated June 16, 1997 (the "Amsdell Agreement") with Acquiport/Amsdell I Limited Partnership, a Delaware limited partnership (the "Purchaser"), regarding the sale of the Registrant's
69 mini-warehouse facilities (the "Facilities"), representing substantially all of the assets of the Registrant. The purchase price (the "Purchase Price") for the Facilities is $56,000,000.00, plus or minus prorations and credits, if any. The Purchase Price will be paid to the Purchaser at the closing, which is currently expected to occur in October 1997 (the "Closing"). The Purchase
Price was the result of arm's-length negotiations between the Registrant and the Purchaser.

The sale of the Facilities is subject to the satisfaction of certain terms and conditions, including the receipt of appropriate closing documentation, the Purchaser's satisfactory due diligence review of the Facilities (including, without limitation, the review of survey, title and environmental matters) and the non-occurrence of certain events which could give rise to termination of the sale of the Facilities prior to the Closing. In addition, consummation of the transaction is subject to approval by the holders of a majority of the outstanding limited partnership interests of the Registrant. There can be no assurance that all terms and conditions will be satisfied or that the necessary consent will be obtained and, therefore, it is possible that the Registrant will not sell the Facilities.

The other general partner of the Registrant, Colonial Storage 85, Inc. ("Colonial"), did not execute the Amsdell Agreement and opposes the sale of the Facilities on such terms. However, Balcor and Colonial have agreed to submit the proposed sale of the Facilities to Amsdell to the limited partners of the Registrant for approval or rejection.

In the event the limited partners of the Registrant approve the sale of the Facilities to Amsdell and the transaction is consummated, the General Partners intend to liquidate and dissolve the Registrant and distribute the net proceeds from the sale of the Facilities in the manner set forth in the Registrant's Amended and Restated Agreement and Certificate of Limited Partnership.

There exists no material relationship between the Registrant and the Purchaser, or between any affiliates of such entities.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          2.1 Agreement of Sale by and between Acquiport/Amsdell I Limited Partnership, and Balcor/Colonial Storage Income Fund-85, dated as of June 16, 1997.

     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.


Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BALCOR/COLONIAL STORAGE INCOME FUND - 85

                         By: Balcor Storage Partners - 85, an Illinois general partnership, its General Partner

                              By:  The Balcor Company, a Delaware
                                   corporation, a General Partner

                                   By:    /s/ Jerry M. Ogle
                                        -------------------------------------
                                   Its:       Managing Director and
                                              Secretary


                         By:  Colonial Storage 85, Inc., a Texas
                              corporation, a General Partner

                              By:    /s/ James R. Pruett
                                   -------------------------------------
                              Its:       President


Dated:  June 30, 1997
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